Exhibit 10.1

Certain information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.
    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207
AAL-LA-21004445

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas
75261-9616

Subject:    Amendment No. 3 to [****] Agreement Number AAL-LA-2100511

This Amendment No. 3 (Amendment No. 3), between American Airlines, Inc. (Customer) and The Boeing Company (Boeing), supplements and amends in part, the agreement number AAL-LA-2100511 executed by Boeing and Customer on March 9, 2021, relating to [****] for the [****] (as defined therein) ([****] Agreement). All capitalized terms used and not defined herein have the same meaning as in the [****] Agreement.
In recognition of [****] in the Boeing [****] to Customer, and the [****] on Customer’s [****] ([****]), Boeing and Customer agree that it is [****] to amend certain terms and provisions of the [****] Agreement.
In consideration of the [****] contained herein, Customer and Boeing agree to amend the [****] Agreement via this Amendment No. 3 as follows:
1. Boeing [****] to Customer [****] ([****]) ([****]) [****] Aircraft:

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
At delivery of [****] Aircraft in the above table, the [****] for each such [****] Aircraft will [****].
For the sake of clarity, Boeing’s [****] of [****] to Customer as described in this Amendment No. 3 are [****] an [****] to the [****].
    Except as expressly modified by the terms of this Amendment No. 3, all terms and conditions of the [****] Agreement, as previously amended remain unchanged and in full force and effect.

BOEING PROPRIETARY

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Amendment No. 3 will be subject to the terms and conditions of Letter Agreement No. 6-1162-TRW-0673R1 entitled “Confidentiality”.

ACCEPTED AND AGREED:
ACCEPTED AND AGREED:

THE BOEING COMPANY			AMERICAN AIRLINES, INC.

By:	/s/ The Boeing Company	By:	/s/ American Airlines, Inc.

Title:	Attorney-in-Fact	Title:	Vice President & Treasurer

Date:	September 24, 2021	Date:	September 24, 2021

AAL-LA-21004445    Page 2
BOEING PROPRIETARY